UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund: BlackRock Large Cap Series Funds, Inc.

                                    BlackRock Event Driven Equity Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series             Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2015

Date of reporting period: 09/30/2015

Item 1 – Report to Stockholders

SEPTEMBER 30, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Event Driven Equity Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

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Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select "Access Your Account"

3. Next, select "eDelivery" in the "Related Resources" box and follow the sign-up instructions

2	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended September 30, 2015. U.S. economic growth was picking up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates. International markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening demand caused oil prices to slide once again, igniting another steep sell-off in emerging markets. Global volatility spiked higher as investors speculated whether the Fed would raise rates at its September meeting. News that the rate hike had been postponed brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Global equities and high yield bonds broadly declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.18)%	(0.61)%
U.S. small cap equities (Russell 2000® Index)	(11.55)	1.25
International equities (MSCI Europe, Australasia, Far East Index)	(9.68)	(8.66)
Emerging market equities (MSCI Emerging Markets Index)	(17.33)	(19.28)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.02
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(0.21)	6.03
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.47)	2.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.70	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(4.82)	(3.40)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2015

Investment Objective

BlackRock Event Driven Equity Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Effective May 8, 2015, the Fund changed its name to BlackRock Event Driven Equity Fund and its investment strategies. Under its new investment strategies, the Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund will employ an event driven strategy, primarily investing in companies that have announced a material change or in companies that the Fund’s investment advisor expects to undergo a material change.

Portfolio Management Commentary

•

On February 19, 2015, the Board of Directors of BlackRock Large Cap Series Funds, Inc. approved changes to the Fund’s name, investment process, principal investment strategies, portfolio manager and non-fundamental investment restrictions. On May 8, 2015, these changes went effective and the BlackRock Large Cap Core Plus Fund became the BlackRock Event Driven Equity Fund.

•

Under its new investment strategy, the Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund seeks to achieve its investment objective by employing an event driven strategy, primarily investing in companies the manager believes could undergo transformative corporate events, including announced mergers and acquisitions, spinoffs and split offs, financial or strategic restructurings, management changes and other catalysts. The Fund will make long and short investments in developed market companies across market capitalizations and sectors, as well as invest opportunistically across the capital structure using fixed income instruments.

How did the Fund perform?

•

On May 8, 2015, the Fund’s investment strategy changed and an additional benchmark was added. For the 12-month period ended September 30, 2015, the Fund outperformed its former benchmark, the Russell 1000® Index, as well as its new benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

Prior to the Fund’s change in strategy, strong selection within the health care sector and short exposure to energy stocks added to returns, while long holdings within financials, information technology (“IT”) and energy detracted.

•

Since the Fund’s change in strategy, several positions in publicly announced mergers & acquisitions (“hard catalysts”) contributed to performance. Within the financial sector, these included the takeover of Hudson City Bancorp by M&T Bank Corp. and that of City National Corp. by Royal Bank of Canada. Within health care, performance benefited from exposure to UnitedHealth Group Inc.’s purchase of Catamaran Corp. and the acquisition of OmniCare Inc. by CVS Corp, both of which closed during the period. The acquisition of filtration and purification manufacturer Pall Corp. by industrial machinery company Danaher Corp. also enhanced returns.

•

Within the energy sector, the termination of the acquisition of diversified midstream energy master limited partnership Williams Partners by parent company Williams Companies adversely impacted performance. Perceived regulatory complexity surrounding the acquisition of Office Depot Inc. by Staples Inc., healthcare insurer Aetna Inc.’s plans to acquire Humana Inc., and FedEx Corp.’s acquisition of TNT Express created uncertainty and caused the transaction spreads to widen during the period, detracting from returns. Finally, Brookdale Senior Living Inc. shares were impacted by the broad sell off in the healthcare sector compounded by concerns relating to a delay in integration benefits from a recent acquisition.

Describe recent portfolio activity.

•

In response to the market selloff experienced since the Fund’s change in investment strategy, the Fund selectively added risk in hard catalyst situations as merger valuations have become increasingly attractive. The Fund also initiated exposure to a range of soft catalyst investments (which can be based on any number of anticipated events including management changes, restructurings, or other company-specific developments) as these securities hit attractive entry levels.

•

The Fund held derivatives during the period as part of its investment strategy. Total return swaps are used by the investment advisor as the primary instrument to gain exposure to merger arbitrage situations. As a result, cash and cash equivalents are not representative of unencumbered cash, and the portfolio is fully invested with a gross exposure of 207% as of September 30, 2015.

Describe portfolio positioning at period end.

•

At period end, the Fund held more than 60 investments spanning the spectrum of corporate events from hard to soft catalysts. Given the current robust opportunity set in mergers and acquisitions, the Fund was invested predominantly in hard catalyst situations, with soft catalyst positions and credit-based investments rounding out the portfolio. The Fund was diversified across sectors. The Fund’s exposure was concentrated in the United States with muted exposure in developed Europe and Asia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund’s total returns prior to May 8, 2015, are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Plus Fund.

[3]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2015
		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(3.10)%	2.28%	N/A	13.29%	N/A	5.53%	N/A
Investor A	(3.27)	1.91	(3.44)%	12.96	11.75%	5.22	4.49%
Investor C	(3.67)	1.16	0.58	12.13	12.13	4.45	4.45
Russell 1000® Index	(6.72)	(0.61)	N/A	13.42	N/A	6.13	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02	0.02	N/A	0.08	N/A	0.35	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[10]
			Expenses Paid During the Period			Including Dividend Expense, Stock Loan Fees and Interest Expense		Excluding Dividend Expense, Stock Loan Fees and Interest Expense
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Including Dividend Expense, Stock Loan Fees and Interest Expense[8]	Excluding Dividend Expense, Stock Loan Fees and Interest Expense[9]	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During the Period[8]	Ending Account Value September 30, 2015	Expenses Paid During the Period[9]
Institutional	$1,000.00	$969.00	$ 9.13	$ 6.81	$1,000.00	$1,015.79	$ 9.35	$1,018.15	$ 6.98
Investor A	$1,000.00	$967.30	$10.60	$ 8.14	$1,000.00	$1,014.29	$10.86	$1,016.80	$ 8.34
Investor C	$1,000.00	$963.30	$14.17	$11.76	$1,000.00	$1,010.63	$14.52	$1,013.09	$12.06

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.85% for Institutional, 2.15% for Investor A, and 2.88% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.38% for Institutional, 1.65% for Investor A, and 2.39% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2015 and held through September 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Fund Information as of September 30, 2015

Ten Largest Holdings	Percent of Long-Term Investments
Williams Partners LP	7%
Global Ship Lease, Inc., 10.00%, 4/01/19	5
nTelos, Inc., Term B Advance, 5.75%, 11/09/19	5
Goodyear Tire & Rubber Co., 8.25%, 8/15/20	5
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	5
Univision Communications, Inc., 8.50%, 5/15/21	5
Station Casinos LLC, 7.50%, 3/01/21	5
First Data Corp., 12.63%, 1/15/21	5
YRC Worldwide, Inc., Initial Term Loan, 8.25%, 2/13/19	5
Pfizer, Inc.	3

Sector Allocation	Percent of Long-Term Investments
Industrials	23%
Consumer Discretionary	17
Health Care	16
Information Technology	12
Energy	11
Financials	9
Telecommunication Services	5
Consumer Staples	5
Materials	1
Utilities	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	7

Schedule of Investments September 30, 2015	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.4%
Precision Castparts Corp.	195	$44,793
Textron, Inc.	674	25,369
United Technologies Corp.	233	20,735

		90,897
Airlines — 0.4%
American Airlines Group, Inc.	2,309	89,658
Automobiles — 0.5%
General Motors Co.	4,003	120,170
Banks — 1.2%
JPMorgan Chase & Co.	2,535	154,559
Valley National Bancorp	15,000	147,600

		302,159
Beverages — 0.8%
Constellation Brands, Inc., Class A	1,469	183,933
Chemicals — 0.2%
Air Products & Chemicals, Inc.	420	53,584
Communications Equipment — 0.2%
QUALCOMM, Inc.	675	36,268
Containers & Packaging — 0.2%
WestRock Co.	968	49,794
Diversified Telecommunication Services — 0.2%
AT&T Inc.	1,217	39,650
Electric Utilities — 0.4%
Duke Energy Corp.	1,403	100,932
Food & Staples Retailing — 0.7%
Walgreens Boots Alliance, Inc.	1,984	164,870
Food Products — 0.5%
Kraft Heinz Co.	1,800	127,044
Health Care Equipment & Supplies — 1.0%
Cooper Cos., Inc.	850	126,531
Zimmer Biomet Holdings, Inc.	1,300	122,109

		248,640
Health Care Providers & Services — 2.1%
Aetna, Inc.	1,011	110,614
AmerisourceBergen Corp.	1,123	106,674
Anthem, Inc.	782	109,480
Brookdale Senior Living, Inc. (a)	4,100	94,136
HCA Holdings, Inc. (a)	1,323	102,347

		523,251
Industrial Conglomerates — 0.6%
Danaher Corp.	1,800	153,378
Insurance — 0.6%
MetLife, Inc.	2,854	134,566
Internet & Catalog Retail — 0.5%
Priceline Group, Inc. (a)	100	123,686

Common Stocks	Shares	Value
Internet Software & Services — 2.1%
Alibaba Group Holding Ltd. — ADR (a)	2,400	$141,528
Facebook, Inc., Class A (a)	2,030	182,497
Google, Inc., Class A (a)	276	176,190

		500,215
IT Services — 0.6%
MasterCard, Inc., Class A	1,664	149,960
Machinery — 0.9%
Ingersoll-Rand PLC	857	43,510
Kennametal, Inc.	4,100	102,049
Pentair PLC	1,604	81,868

		227,427
Media — 0.4%
Time Warner, Inc.	1,583	108,831
Multiline Retail — 0.4%
Dollar Tree, Inc. (a)	1,576	105,056
Oil, Gas & Consumable Fuels — 4.5%
Anadarko Petroleum Corp.	2,002	120,901
Exxon Mobil Corp.	1,891	140,596
Williams Cos., Inc.	2,900	106,865
Williams Partners LP	22,500	718,200

		1,086,562
Pharmaceuticals — 1.5%
Allergan PLC (a)	358	97,308
Pfizer, Inc.	8,500	266,985

		364,293
Real Estate Investment Trusts (REITs) — 1.1%
Colony Capital, Inc., Class A	7,031	137,526
VEREIT, Inc.	17,000	131,240

		268,766
Road & Rail — 0.4%
Canadian Pacific Railway Ltd.	628	90,162
Software — 0.7%
CDK Global, Inc.	3,733	178,363
Total Common Stocks — 23.1%		5,622,115

Corporate Bonds	Par (000)
Auto Components — 2.0%
Goodyear Tire & Rubber Co., 8.25%, 8/15/20	$475	494,594
Health Care Providers & Services — 2.0%
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	470	489,094
Hotels, Restaurants & Leisure — 2.0%
Station Casinos LLC, 7.50%, 3/01/21	466	484,640

Portfolio Abbreviations
ADR	American Depositary Receipt	LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts
ETF	Exchange-Traded Fund	S&P	Standard & Poor’s

See Notes to Financial Statements.

8	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Schedule of Investments (continued)

Corporate Bonds	Par (000)	Value
Marine — 2.0%
Global Ship Lease, Inc., 10.00%, 4/01/19 (b)	$500	$497,500
Media — 2.0%
Univision Communications, Inc., 8.50%, 5/15/21 (b)	470	488,800
Software — 2.0%
First Data Corp., 12.63%, 1/15/21	425	482,906
Total Corporate Bonds — 12.0%		2,937,534

Floating Rate Loan Interests (c)
Hotels, Restaurants & Leisure — 1.0%
AMF Bowling Centers, Inc., Term B Loan, 7.25%, 9/18/21	245	242,774
Transportation — 2.0%
YRC Worldwide, Inc., Initial Term Loan, 8.25%, 2/13/19	499	479,405
Wireless Telecommunication Services — 2.0%
nTelos, Inc., Term B Advance, 5.75%, 11/09/19	499	497,159
Total Floating Rate Loan Interests — 5.0%		1,219,338

Investment Companies — 0.9%	Shares	Value
Vanguard S&P 500 ETF	1,193	$209,622
Total Long-Term Investments (Cost — $10,649,435) — 41.0%		9,988,609

Short-Term Securities
Money Market Funds — 58.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)(e)	14,378,507	14,378,507
	Par (000)
Time Deposits — 0.2%
Wells Fargo Securities, LLC, 0.03%, 10/01/15	$41	41,408
Total Short-Term Securities (Cost — $14,419,915) — 59.1%		14,419,915

Total Investments (Cost — $25,069,350) — 100.1%		24,408,524
Liabilities in Excess of Other Assets — (0.1)%		(24,364)

Net Assets — 100.0%		$24,384,160

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	During the year ended September 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at September 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	299,052	14,079,455	14,378,507	$7,436

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	9

Schedule of Investments (continued)

Derivative Financial Instruments Outstanding as of Period End

OTC total return swaps1

Reference Entity	Counterparty	Expiration Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity
Equity Securities Long/Short:	Citibank N.A.	5/09/16-8/17/16	$6,223,833	$(69,795)[2]		$6,161,162
	Citibank N.A.	6/06/16	(840,780)	79,714	[3]	(753,578)
	Goldman Sachs & Co.	3/02/17-3/22/17	504,323	2,089	[4]	506,467
	Goldman Sachs & Co.	3/02/17	(653)	85	[5]	(574)
	Morgan Stanley & Co., Inc.	6/07/17-5/17/18	14,960,142	(30,487)[6]		14,935,245
	Morgan Stanley & Co., Inc.	6/01/18-7/11/18	1,086,366	(87,845)[7]		998,192
				$(106,239)		$21,846,914

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-118 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Euro OverNight Index Average
Garban Intercapital Federal Funds Rate Open
Intercontinental Exchange LIBOR:
EUR 1 Week
GBP 1 Week
U.S. Federal Funds Rate

[2]	Amount includes $(7,124) of net dividends and financing fees.

[3]	Amount includes $(7,488) of net dividends and financing fees.

[4]	Amount includes $(55) of net dividends and financing fees.

[5]	Amount includes $6 of net dividends and financing fees.

[6]	Amount includes $(5,590) of net dividends and financing fees.

[7]	Amount includes $329 of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A., as of period end, expiration dates 5/09/16 — 8/17/16:

	Shares	Value
Reference Entity — Long
Baker Hughes, Inc.	1,500	$78,060
BG Group PLC	31,856	459,550
Broadcom Corp., Class A	11,000	565,730
City National Corp.	3,200	281,792
Con-way, Inc.	3,078	146,051
Cytec Industries, Inc.	10,694	789,752
Freescale Semiconductor Ltd.	17,736	648,783
Hudson City Bancorp, Inc.	93,760	953,539
IPC Healthcare, Inc.	3,293	255,833
KYTHERA Biopharmaceuticals, Inc.	209	15,671
Merge Healthcare, Inc.	64,190	455,749
NTELOS Holdings Corp.	13,309	120,180
Office Depot, Inc.	15,000	96,300
PartnerRe Ltd.	5,847	812,031
Precision Castparts Corp.	7,406	1,701,232
Square 1 Financial Group, Inc.	6,000	154,050
StanCorp Financial Group, Inc.	4,577	522,694
Time Warner Cable, Inc.	2,000	358,740
TNT Express NV	53,000	404,445
Total Reference Entity — Long		8,820,182

	Shares	Value
Reference Entity — Short
Avago Technologies Ltd.	(2,167)	$(270,897)
Charter Communications, Inc., Class A	(929)	(163,365)
Halliburton Co.	(1,680)	(59,388)
M&T Bank Corp.	(7,882)	(961,210)
NXP Semiconductor NV	(6,245)	(543,752)
PacWest Bancorp	(3,598)	(154,029)
Royal Bank of Canada	(2,396)	(132,379)
Royal Dutch Shell PLC, B Shares	(14,189)	(335,502)
Staples, Inc.	(3,282)	(38,498)
Total Reference Entity — Short		(2,659,020)
Net Value of Reference Entity — Citibank N.A.		$6,161,162

See Notes to Financial Statements.

10	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Schedule of Investments (continued)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A., as of period end, expiration date 6/06/16:

	Shares	Value
Reference Entity — Long
Brookdale Senior Living, Inc.	290	$6,659

Reference Entity — Short
Abbott Laboratories	(529)	(21,275)
Bank of America Corp.	(1,631)	(25,411)
Campbell Soup Co.	(1,439)	(72,929)
Caterpillar, Inc.	(549)	(35,883)
Consumer Staples Select Sector SPDR Fund	(1,407)	(66,395)
Energy Select Sector SPDR Fund	(963)	(58,936)
Industrial Select Sector SPDR Fund	(1,394)	(69,547)
iShares U.S. Real Estate ETF	(29)	(2,058)
Johnson & Johnson	(657)	(61,331)
JPMorgan Chase & Co.	(409)	(24,937)
Merck & Co., Inc.	(687)	(33,931)
Mettler-Toledo International, Inc.	(126)	(35,877)
Parker-Hannifin Corp.	(295)	(28,704)
SPDR S&P 500 ETF Trust	(703)	(134,716)
SPDR S&P Regional Banking ETF	(645)	(26,561)
Stryker Corp.	(268)	(25,219)
Waters Corp.	(309)	(36,527)
Total Reference Entity — Short		(760,237)
Net Value of Reference Entity — Citibank N.A.		$(753,578)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs & Co., as of period end, expiration dates 3/02/17—3/22/17:

	Shares	Value
Reference Entity — Long
Cablevision Systems Corp., Class A	12,154	$394,640
PartnerRe Ltd.	366	50,830
Pericom Semiconductor Corp.	3,182	58,072
Remy International, Inc.	100	2,925
Total Reference Entity — Long		506,467

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs & Co., as of period end, expiration date 3/02/17:

	Shares	Value
Reference Entity — Long
Valley National Bancorp	100	$984

	Shares	Value
Reference Entity — Short
Bank of America Corp.	(100)	(1,558)
Net Value of Reference Entity — Goldman Sachs & Co.		$(574)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co., Inc., as of period end, expiration dates 6/07/17—5/17/18:

	Shares	Value
Reference Entity — Long
Adept Technology, Inc.	19,250	$249,480
Altera Corp.	20,157	1,009,462
Amlin PLC	90,389	898,203
Baker Hughes, Inc.	1,500	78,060
BG Group PLC	30,625	441,791
Broadcom Corp., Class A	13,511	694,871
Cameron International Corp.	16,510	1,012,393
Cigna Corp.	6,150	830,374
City National Corp.	10,967	965,754
Cytec Industries, Inc.	9,480	700,098
Dealertrack Technologies, Inc.	14,044	887,019
Freescale Semiconductor Ltd.	6,346	232,137
HCC Insurance Holdings, Inc.	15,987	1,238,513
Hudson City Bancorp, Inc.	102,430	1,041,713
IPC Healthcare, Inc.	8,508	660,986
KYTHERA Biopharmaceuticals, Inc.	3,433	257,406
Merge Healthcare, Inc.	53,442	379,438
Metro Bancorp, Inc.	13,033	383,040
Millennial Media, Inc.	85,140	148,995
National Penn Bancshares, Inc.	78,604	923,597
Office Depot, Inc.	51,400	329,988

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	11

Schedule of Investments (continued)

	Shares	Value
Reference Entity — Long (continued)
PartnerRe Ltd.	940	$130,547
Precision Castparts Corp.	2,822	648,242
Remy International, Inc.	15,844	463,437
Sigma-Aldrich Corp.	8,839	1,227,914
Solera Holdings, Inc.	3,552	191,808
Square 1 Financial Group, Inc.	4,000	102,700
StanCorp Financial Group, Inc.	3,434	392,163
Steiner Leisure Ltd.	4,033	254,805
Strategic Hotels & Resorts, Inc.	44,372	611,890
Symetra Financial Corp.	35,348	1,118,411
Thoratec Corp.	6,238	394,616
Time Warner Cable, Inc.	9,500	1,704,015
TNT Express NV	14,180	108,208
Total Reference Entity — Long		20,712,074

Reference Entity — Short
Anthem, Inc.	(3,165)	(443,100)
Avago Technologies Ltd.	(2,567)	(320,901)
BB&T Corp.	(18,017)	(641,405)
Charter Communications, Inc., Class A	(4,769)	(838,629)
FNB Corp Pa	(30,948)	(400,777)
Halliburton Co.	(1,680)	(59,388)
M&T Bank Corp.	(8,606)	(1,049,502)
NXP Semiconductor NV	(2,234)	(194,514)
PacWest Bancorp	(2,399)	(102,701)
Royal Bank of Canada	(8,213)	(453,768)
Royal Dutch Shell PLC, B Shares	(13,640)	(322,520)
Schlumberger Ltd.	(11,856)	(817,708)
Staples, Inc.	(11,246)	(131,916)
Total Reference Entity — Short		(5,776,829)
Net Value of Reference Entity — Morgan Stanley & Co., Inc.		$14,935,245

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co., Inc., as of period end, expiration dates 6/01/18—7/11/18:

	Shares	Value
Reference Entity — Long
Cigna Corp.	1,500	$202,530
Humana, Inc.	4,600	823,400
Olin Corp.	1,197	20,122
Total Reference Entity — Long		1,046,052

Reference Entity — Short
Citigroup, Inc.	(496)	(24,607)
Dow Chemical Co.	(86)	(3,646)
Eastman Chemical Co.	(52)	(3,365)
EI du Pont de Nemours & Co.	(48)	(2,314)
Materials Select Sector SPDR Fund	(293)	(11,697)
Westlake Chemical Corp.	(43)	(2,231)
Total Reference Entity — Short		(47,860)
Net Value of Reference Entity — Morgan Stanley & Co., Inc.		$998,192

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Assets — Derivative Financial Instruments
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	$81,888	—	—	—	$81,888
		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Liabilities — Derivative Financial Instruments
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	$188,127	—	—	—	$188,127

See Notes to Financial Statements.

12	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Schedule of Investments (continued)

For the year ended September 30, 2015, the effect of derivatives financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) from:
Swaps	—	—	$176,746	—	—	—	$176,746

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	—	—	$(106,239)	—	—	—	$(106,239)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$10,914,977

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps — OTC[1]	$81,888	$188,127

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$81,888	$188,127

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$79,714	$(69,795)	—	—	$9,919
Goldman Sachs & Co.	2,174	—	—	—	2,174

Total	$81,888	$(69,795)	—	—	$12,093

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Citibank N.A.	$69,795	$(69,795)	—	—	—
Morgan Stanley & Co., Inc.	118,332	—	—	—	$118,332

Total	$188,127	$(69,795)	—	—	$118,332

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	13

Schedule of Investments (concluded)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks[1]	$5,622,115	—	—	$5,622,115
Corporate Bonds[1]	—	$2,937,534	—	2,937,534
Floating Rate Loan Interests	—	1,219,338	—	1,219,338
Investment Companies	209,622	—	—	209,622
Short-Term Securities	14,378,507	41,408	—	14,419,915

Total	$20,210,244	4,198,280	—	$24,408,524

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	—	$81,888	—	$81,888
Liabilities:
Equity contracts	—	(188,127)	—	(188,127)

Total	—	$(106,239)	—	$(106,239)

[2]	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign bank overdraft of $20,762 was categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

14	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Statement of Assets and Liabilities

September 30, 2015

Assets
Investments at value — unaffiliated (cost — $10,690,843)	$10,030,017
Investments at value — affiliated (cost — $14,378,507)	14,378,507
Receivables:
Capital shares sold	63,989
Dividends — affiliated	1,098
Dividends — unaffiliated	7,685
Interest	77,271
From the Manager	60,528
Unrealized appreciation on OTC swaps	81,888
Prepaid expenses	10,352

Total assets	24,711,335

Liabilities
Foreign bank overdraft (cost — $21,494)	20,762
Payables:
Capital shares redeemed	44,386
Officer’s and Directors’ fees	1,676
Other accrued expenses	11,238
Other affiliates	329
Professional fees	53,373
Service and distribution fees	7,284
Unrealized depreciation on OTC swaps	188,127

Total liabilities	327,175

Net Assets	$24,384,160

Net Assets Consist of
Paid-in capital	$24,134,107
Accumulated net investment loss	(62,781)
Undistributed net realized gain	1,079,167
Net unrealized appreciation (depreciation)	(766,333)

Net Assets	$24,384,160

Net Asset Value
Institutional — Based on net assets of $8,076,967 and 903,721 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$8.94

Investor A — Based on net assets of $10,142,570 and 1,172,332 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$8.65

Investor C — Based on net assets of $6,164,623 and 775,915 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$7.94

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	15

Statement of Operations

Year Ended September 30, 2015

Investment Income
Dividends — unaffiliated	$454,638
Interest	52,367
Dividends — affiliated	7,436
Foreign taxes withheld	(3,305)

Total income	511,136

Expenses
Investment advisory	384,817
Professional	133,463
Service — Investor A	29,696
Service and distribution — Investor C	73,988
Registration	41,887
Transfer agent — Institutional	9,342
Transfer agent — Investor A	13,576
Transfer agent — Investor C	9,203
Custodian	20,476
Printing	18,602
Miscellaneous	17,958
Accounting services	13,837
Officer and Directors	7,499

Total expenses excluding dividend expense, stock loan fees and interest expense	774,344
Dividend expense	73,202
Stock loan fees	58,856
Interest expense	23,963

Total expenses	930,365
Less:
Fees waived and/or reimbursed by the Manager	(196,008)
Transfer agent fees reimbursed — Institutional	(9,321)
Transfer agent fees reimbursed — Investor A	(11,194)
Transfer agent fees reimbursed — Investor C	(8,561)

Total expenses after fees waived and/or reimbursed	705,281

Net investment loss	(194,145)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	14,074,554
Swaps	176,746
Foreign currency transactions	(653)
Short sales	(987,142)

13,263,505

Net change in unrealized appreciation (depreciation) on:
Investments	(11,801,515)
Swaps	(106,239)
Foreign currency translations	732
Short sales	(113,229)

(12,020,251)

Total realized and unrealized gain	1,243,254

Net Increase in Net Assets Resulting from Operations	$1,049,109

See Notes to Financial Statements.

16	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment loss	$(194,145)	$(146,412)
Net realized gain	13,263,505	4,720,300
Net change in unrealized appreciation (depreciation)	(12,020,251)	1,823,308

Net increase in net assets resulting from operations	1,049,109	6,397,196

Distributions to Shareholders From[1]
Net realized gain:
Institutional	(4,466,424)	—
Investor A	(4,742,732)	—
Investor C	(2,999,469)	—

Decrease in net assets resulting from distributions to shareholders	(12,208,625)	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	173,294	(11,324,312)

Net Assets
Total decrease in net assets	(10,986,222)	(4,927,116)
Beginning of year	35,370,382	40,297,498

End of year	$24,384,160	$35,370,382

Accumulated net investment loss, end of year	$(62,781)	$(100,730)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	17

Statement of Cash Flows

Year Ended September 30, 2015

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$1,049,109
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	66,368,505
Proceeds from investments sold short	16,589,810
Purchases of long-term investments	(28,231,545)
Purchases to cover investments sold short	(28,437,616)
Net purchases of short-term securities	(14,120,863)
(Increase) decrease in assets:
Receivables:
Dividends — affiliated	(1,098)
Dividends — unaffiliated	47,174
Interest	(77,271)
From the Manager	(57,489)
Prepaid expenses	(1,583)
Increase (decrease) in liabilities:
Payables:
To broker — short sales	(3,702)
Dividends on short sales	(4,125)
Interest expense	(3,103)
Investment advisory fees	(29,123)
Officer’s and Directors’ fees	804
Other accrued expenses	(26,975)
Other affiliates	98
Professional fees	2,755
Service and distribution fees	(1,697)
Amortization of premium and accretion of discount on investments	39,442
Net realized (gain) loss on investments and short sales	(13,087,412)
Net change in unrealized (gain) loss on investments, swaps and short sales	12,020,983

Net cash provided by operating activities	12,035,078

Cash Used for Financing Activities
Cash dividends paid to shareholders	(897,032)
Payments on redemption of capital shares	(16,167,968)
Increase in foreign bank overdraft	20,762
Proceeds from issuance of capital shares	5,008,428

Net cash used for financing activities	(12,035,810)

Cash Impact from Foreign Exchange Fluctuations
Cash Impact from foreign exchange fluctuations	732

Cash
Net increase in cash	—
Cash at beginning of year	—

Cash at end of year	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$27,066

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions	$11,311,593

See Notes to Financial Statements.

18	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Financial Highlights

	Institutional
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$14.55	$12.48	$10.58	$8.11	$7.98

Net investment income (loss)[1]	(0.04)	(0.01)	0.01	0.03	(0.03)
Net realized and unrealized gain	0.60	2.08	1.90	2.44	0.16

Net increase from investment operations	0.56	2.07	1.91	2.47	0.13

Distributions from:[2]
Net investment income	—	—	(0.01)	—	—
Net realized gain	(6.17)	—	—	—	—

Total distributions	(6.17)	—	(0.01)	—	—

Net asset value, end of year	$8.94	$14.55	$12.48	$10.58	$8.11

Total Return[3]
Based on net asset value	2.28%	16.59%	18.03%	30.46%	1.63%

Ratios to Average Net Assets
Total expenses	2.54%[4]	2.35%	2.41%	2.51%	2.56%

Total expenses after fees waived and/or reimbursed	1.89%[4]	2.08%	2.12%	2.25%	2.08%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.65%[4]	1.66%	1.72%	1.86%	1.72%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.38%[4]	1.38%	1.41%	1.50%	1.50%

Net investment income (loss)	(0.26)%[4]	(0.05)%	0.07%	0.29%	(0.29)%

Supplemental Data
Net assets, end of year (000)	$8,077	$15,497	$15,373	$12,050	$16,688

Portfolio turnover rate	81%[5]	44%	65%	172%	126%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds in the amount of 0.04%.

[5]	Excludes underlying investments in total return swaps.

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	19

Financial Highlights (continued)

	Investor A
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$14.31	$12.30	$10.46	$8.04	$7.93

Net investment loss[1]	(0.07)	(0.04)	(0.03)	(0.00)[2]	(0.05)
Net realized and unrealized gain	0.58	2.05	1.87	2.42	0.16

Net increase from investment operations	0.51	2.01	1.84	2.42	0.11

Distributions from net realized gain[3]	(6.17)	—	—	—	—

Net asset value, end of year	$8.65	$14.31	$12.30	$10.46	$8.04

Total Return[4]
Based on net asset value	1.91%	16.34%	17.59%	30.10%	1.39%

Ratios to Average Net Assets
Total expenses	2.85%[5]	2.64%	2.65%	2.79%	2.90%

Total expenses after fees waived and/or reimbursed	2.12%[5]	2.35%	2.42%	2.59%	2.36%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.90%[5]	1.93%	2.02%	2.19%	2.00%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.65%[5]	1.65%	1.71%	1.80%	1.79%

Net investment loss	(0.55)%[5]	(0.32)%	(0.24)%	(0.02)%	(0.54)%

Supplemental Data
Net assets, end of year (000)	$10,143	$12,238	$17,792	$15,935	$10,749

Portfolio turnover rate	81%[6]	44%	65%	172%	126%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds in the amount of 0.04%.

[6]	Excludes underlying investments in total return swaps.

See Notes to Financial Statements.

20	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Financial Highlights (concluded)

	Investor C
	Year Ended September 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$13.70	$11.87	$10.16	$7.87	$7.82

Net investment loss[1]	(0.16)	(0.14)	(0.10)	(0.07)	(0.10)
Net realized and unrealized gain	0.57	1.97	1.81	2.36	0.15

Net increase from investment operations	0.41	1.83	1.71	2.29	0.05

Distributions from net realized gain[2]	(6.17)	—	—	—	—

Net asset value, end of year	$7.94	$13.70	$11.87	$10.16	$7.87

Total Return[3]
Based on net asset value	1.16%	15.42%	16.83%	29.10%	0.64%

Ratios to Average Net Assets
Total expenses	3.61%[4]	3.44%	3.46%	3.57%	3.83%

Total expenses after fees waived and/or reimbursed	2.86%[4]	3.09%	3.14%	3.28%	3.04%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	2.64%[4]	2.67%	2.74%	2.88%	2.70%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	2.39%[4]	2.39%	2.43%	2.50%	2.50%

Net investment loss	(1.28)%[4]	(1.06)%	(0.95)%	(0.70)%	(1.13)%

Supplemental Data
Net assets, end of year (000)	$6,165	$7,636	$7,133	$6,587	$6,586

Portfolio turnover rate	81%[5]	44%	65%	172%	126%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds in the amount of 0.04%.

[5]	Excludes underlying investments in total return swaps.

See Notes to Financial Statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	21

Notes to Financial Statements

1. Organization:

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Event Driven Equity Fund (formerly known as BlackRock Large Cap Core Plus Fund) (the “Fund”) is a series of the Corporation, although the Fund may invest in companies with any capitalization. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., swaps), that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

22	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•	Investments in open-end investment companies are valued at NAV each business day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	23

Notes to Financial Statements (continued)

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a

24	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments. The Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as stock loan fees in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — The Fund enters into total return swap agreements to obtain exposure to a portfolio of long and short securities without owning such securities. Under the terms of an agreement, the swap is designed to function as a portfolio of direct investments in long and short equity.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	25

Notes to Financial Statements (continued)

This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio. A change in the market value of a total return swap is included in change in unrealized appreciation (depreciation) on swaps in the Statement of Operations. Positions within the swap are reset periodically, and financing fees are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing fees become available for cash settlement between the Fund and the swap counterparty. The amounts that are available for cash settlement are included in realized gains (losses) on swaps in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) between the Fund and the counterparty. Certain swaps have no stated expiration and can be terminated by either party at any time.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.20%
$1 Billion - $3 Billion	1.13%
$3 Billion - $5 Billion	1.08%
$5 Billion - $10 Billion	1.04%
Greater than $ 10 Billion	1.02%

26	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the year ended September 30, 2015, the Manager waived $5,790.

For the year ended September 30, 2015, the Fund reimbursed the Manager $338 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$135
Investor A	$898
Investor C	$584

The Manager also reimbursed the Fund for transfer agent fees which are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other Fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.38% for Institutional; 1.65% for Investor A; and 2.39% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2017, unless approved by the Board, including a majority of the independent directors.

For the year ended September 30, 2015, the Manager waived and/or reimbursed $190,218, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

For the year ended September 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $1,277.

For the year ended September 30, 2015, affiliates received CDSCs as follows:

Investor A	Investor C
$66	$555

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	27

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the year ended September 30, 2015, purchases and sales of investments, excluding short-term securities, were $28,105,708 and $66,148,079, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2015, the following permanent differences attributable to foreign currency transactions, net operating losses and the characterization of expenses were reclassified to the following accounts:

Paid-in capital	$(159,545)
Accumulated net investment loss	$232,094
Undistributed net realized gain	$(72,549)

The tax character of distributions paid was as follows:

	9/30/15	9/30/14
Long-term capital gains	$12,208,625	—
Total	$12,208,625	—

As of September 30, 2015, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$1,585,898
Net unrealized losses[1]	(1,273,064)
Qualified late-year losses[2]	(62,781)
Total	$250,053

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on constructive sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$25,576,080

Gross unrealized appreciation	$21,949
Gross unrealized depreciation	(1,189,505)

Net unrealized depreciation	$(1,167,556)

9. Bank Borrowings:

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate

28	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Notes to Financial Statements (concluded)

commitment amount was $1.1 billion, of which the Participating Funds, including the Fund, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2015, the Fund did not borrow under the credit agreement.

10. Principal Risks:

As of period end, the Fund invested a significant portion of its assets in securities in the Industrials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 201 5		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	171,335	$2,113,588	348,819	$4,888,368
Shares issued in reinvestment of distributions	406,878	3,887,858	—	—
Shares redeemed	(739,271)	(9,548,210)	(516,276)	(7,405,603)

Net decrease	(161,058)	$(3,546,764)	(167,457)	$(2,517,235)

Investor A
Shares sold	139,549	$1,719,286	121,085	$1,646,476
Shares issued in reinvestment of distributions	498,574	4,589,574	—	—
Shares redeemed	(321,075)	(3,968,918)	(712,501)	(9,864,090)

Net increase (decrease)	317,048	$2,339,942	(591,416)	$(8,217,614)

Investor C
Shares sold	102,680	$1,233,551	131,942	$1,720,820
Shares issued in reinvestment of distributions	333,640	2,834,161	—	—
Shares redeemed	(217,567)	(2,687,596)	(175,953)	(2,310,283)

Net increase (decrease)	218,753	$1,380,116	(44,011)	$(589,463)

Total Net Increase (Decrease)	374,743	$173,294	(802,884)	$(11,324,312)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	29

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Large Cap Series Funds, Inc. and Shareholders of BlackRock Event Driven Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Event Driven Equity Fund (formerly BlackRock Large Cap Core Plus Fund) (the “Fund”), a series of BlackRock Large Cap Series Funds, Inc., as of September 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Event Driven Equity Fund as of September 30, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2015

Important Tax Information (Unaudited)

The Fund distributed long-term capital gains of $0.331325 per share to the shareholders of record on December 11, 2014 and $5.834642 per share to the shareholders of record on July 15, 2015.

30	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Corporation, on behalf of BlackRock Event Driven Equity Fund (the “Fund”), a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Corporation’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Corporation and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Corporation’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	31

Disclosure of Investment Advisory Agreement (continued)

assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Corporation with respect to the Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

32	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Disclosure of Investment Advisory Agreement (continued)

of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first quartile, first quartile, and one out of three funds, respectively, against its Lipper Performance Universe. The Board noted that effective May 8, 2015, the Fund had undergone a change in its investment strategy, and in that connection had changed its name from BlackRock Large Cap Core Plus Fund to BlackRock Event Driven Equity Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	33

Disclosure of Investment Advisory Agreement (concluded)

reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock had agreed to a lower contractual expense cap on a class-by-class basis. The expense cap reduction was implemented on June 1, 2013. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Corporation with respect to the Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

34	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Officers and Directors

Name, Address, and Year of Birth[1]	Position(s) Held with the Corporation	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Rodney D. Johnson 1941	Chair of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 160 Portfolios	None
David O. Beim 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 160 Portfolios	None
Collette Chilton 1958	Director	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 160 Portfolios	None
Frank J. Fabozzi 1948	Director	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	108 RICs consisting of 235 Portfolios	None
Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 160 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; President London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 160 Portfolios	None
Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010	33 RICs consisting of 160 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 160 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 160 Portfolios	None
Toby Rosenblatt 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 160 Portfolios	None

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	35

Officers and Directors (continued)

Name, Address, and Year of Birth[1]	Position(s) Held with the Corporation	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
Mark Stalnecker 1951	Director	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 160 Portfolios	None
Kenneth L. Urish 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 160 Portfolios	None
Frederick W. Winter 1945	Director	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 160 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

[3]   Date shown is the earliest date a person has served for the Corporation. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Fund’s board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Director[4]
Barbara G. Novick 1960	Director	Since 2015	Vice Chairman of BlackRock Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Director, President, and Chief Executive Officer	Since 2015	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 333 Portfolios	None

[4]   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is also a board member of the BlackRock Closed-End Complex. Interested Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

36	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Officers and Directors (concluded)

Name, Address, and Year of Birth[1]	Position(s) Held with the Corporation	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd, New York, NY 10055. [2] Officers of the Corporation serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 25, 2015, John M. Perlowski was appointed to serve as a Director of the Corporation.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Corporation 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	37

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

38	BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by lawor as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK EVENT DRIVEN EQUITY FUND	SEPTEMBER 30, 2015	39

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDE-9/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Event Driven Equity Fund	$33,013	$33,013	$0	$0	$13,107	$7,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Event Driven Equity Fund	$13,107	$7,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Large Cap Series Funds, Inc.

Date:	December 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Large Cap Series Funds, Inc.

Date:	December 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Large Cap Series Funds, Inc.

Date:	December 2, 2015

5